UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 2004

                                  MILACRON INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                   1-8475                      31-1062125

-------------------   ------------------------------   -------------------------
  (State or other        (Commission File Number)           (IRS Employer
  jurisdiction of                                        Identification No.)
   incorporation)


       2090 Florence Avenue, Cincinnati, Ohio                   45206
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      (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (513) 487-5000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  Other Events.

On October 13, 2004, Milacron Inc. (the "Company") issued a press release announcing that it has initiated an offer to exchange new registered 11 1/2% Senior Notes due 2011 for any and all of its outstanding 11 1/2% Senior Notes due 2011. The new registered notes will be free of the transfer restrictions that apply to the Company's current notes but will otherwise have substantially the same terms. The press release is filed as Exhibit 99.1 hereto.


ITEM 9.01. Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit  No.       Description
---------------   -------------------------------------------------------------
99.1               Press release of Milacron Inc. dated October 13, 2004.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MILACRON INC.

Date:   October 13, 2004              By: /s/ Hugh C. O'Donnell
                                          -------------------------------------
                                          Hugh C. O'Donnell, Esq.
                                          Senior Vice President, General
                                          Counsel and Secretary




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                                  EXHIBIT INDEX

Exhibit  No.       Description
---------------   -------------------------------------------------------------
99.1               Press release of Milacron Inc. dated October 13, 2004.